UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 2, 2026
Date of Report (date of earliest event reported)
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Creatd, Inc.
(Exact name of registrant as specified in its charter)
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Nevada (State or other jurisdiction of incorporation or organization)	001-39500 (Commission File Number)	87-0645394 (I.R.S. Employer Identification Number)
1111B S Governors Ave # 20721 Dover, DE 19904
(Address of principal executive offices and zip code)
(646) 859-5747
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
NA	NA	NA
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
[Emerging growth company    ☐]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective November 2, 2026, the Board of Directors (the “Board”) of Creatd, Inc. (the “Company”) appointed Claudia Albelais as Chief Financial Officer and principal financial officer of the Company. Effective upon Ms. Albelais’s appointment, Jeremy Frommer ceased serving as the Company’s principal financial officer.
Ms. Albelais, age 37, has served as the Company’s Controller since May 2026. From August 2021 to May 2026, Ms. Albelais served as a Senior Manager in the consulting practice of Macias Gini & O’Connell LLP. Ms. Albelais is a Certified Public Accountant. In connection with her appointment, Ms. Albelais’s annual base salary was increased to $212,500. There are no arrangements or understandings between Ms. Albelais and any other person pursuant to which she was appointed, no family relationships between Ms. Albelais and any director or executive officer of the Company, and no transactions in which Ms. Albelais has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Effective November 2, 2026, the Board elected Chelsea Pullano as a director of the Company. Ms. Pullano will serve as Chair of the Governance Committee and, upon the listing of the Company’s common stock on a national securities exchange, as a member of the Audit Committee. Ms. Pullano will receive a monthly cash retainer and quarterly stock option grants for her service as a director and committee member, pursuant to a Board of Directors Agreement between Ms. Pullano and the Company. There are no arrangements or understandings between Ms. Pullano and any other person pursuant to which she was elected, no family relationships between Ms. Pullano and any director or executive officer of the Company, and no transactions in which Ms. Pullano has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Item 7.01 - Regulation FD Disclosure
On November 3, 2026, the Company issued a press release announcing the matters described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release, dated November 3, 2026, by Creatd, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of August, 2026.

Creatd, Inc.

By:	/s/ Jeremy Frommer
Name:	Jeremy Frommer
Title:	CEO